Filed Pursuant to Rule 497(e)
File Nos. 333-195493; 811-22961
Keating Active ETF (KEAT)
(the “Fund”)
October 24, 2025
Supplement to the Prospectus,
and Statement of Additional Information (“SAI”),
each dated May 31, 2025, as previously supplemented

Fee Waiver Description
Effective November 1, 2025, the following disclosure replaces the last two sentences of the third paragraph of the section entitled “Fund Management — Investment Adviser” of the Prospectus and the last two sentences of the fourth paragraph of the section entitled “INVESTMENT MANAGEMENT AND OTHER SERVICES — Investment Advisory Agreement” of the SAI:
Effective November 1, 2025, the Fund’s investment adviser has contractually agreed to reduce its management fee from 0.85% to 0.84% of the Fund’s average daily net assets. This Agreement will remain in place until May 31, 2026 unless terminated sooner by the Trustees. The Fee Waiver Agreement does not provide for the recoupment of any past fee waivers by the Adviser. Prior to November 1, 2025, the Adviser had contractually agreed to waive all or a portion of its management fee for the Fund under the Advisory Agreement, or pay to the Fund, on a monthly basis, as necessary to offset the Fund’s acquired fund fees and expenses.
Distributor Change
Effective on or about October 27, 2025, PINE Distributors LLC (“PINE” or the “Distributor”) will replace Quasar Distributors, LLC as the Fund’s distributor, and all references to the Fund’s current distributor in the Prospectus and SAI will refer to PINE. PINE’s principal address is 501 S. Cherry Street, Suite 610, Denver, Colorado 80246. PINE is not affiliated with the Fund or its investment adviser or sub-adviser.

If you have any questions, please call (215) 330-4476.
Please retain this Supplement for future reference.